SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES
OF ALLSPRING U.S. EQUITY FUNDS
For the Allspring C&B Large Cap Value Fund  (the “Fund”)
At a meeting held November 13-15, 2023, the Board of Trustees of the  Fund approved the following changes effective on or about March 4, 2024:
I. Name Change.

The Fund’s name is changed to the “Allspring Large Cap Value Fund” and all references to the Fund’s prior name are replaced with references to the Fund’s new name.
II. Change to Expenses

The expense caps of the Fund will be lowered to 1.01% for Class A, 1.76% for Class C, 0.94% for Administrator Class, 0.69% for Institutional Class, and 0.59% for Class R6.
III. Principal Investment Strategy
The section entitled “Fund Summary - Principal Investment Strategies” is replaced with the following:
Under normal circumstances, we invest:

■	at least 80% of the Fund’s total assets in equity securities of large-capitalization companies; and

■	up to 20% of the Fund’s total assets in equity securities of foreign issuers, through ADRs and similar investments

The Fund is a feeder fund that invests substantially all of its assets in the Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Allspring Funds, or directly in a portfolio of securities.
We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The market capitalization range of the Russell 1000® Index was approximately $452 million to $2.65 trillion, as of October 31, 2023, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments.
We look for undervalued companies that we believe have the potential for above average capital appreciation with below average risk. Rigorous fundamental research drives our search for companies with favorable reward-to-risk ratios and that possess, a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include stocks of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. We regularly review the investments of the portfolio and may sell a portfolio holding when a stock nears its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or we identify a more attractive investment opportunity.
IV. Sub-Adviser and Portfolio Management
The sub-adviser to the master portfolio in which the Fund invests substantially all of its assets is changed from Cooke & Bieler, L.P.  to Allspring Global Investments, LLC. Pursuant to the sub-adviser change,  Andrew B. Armstrong, CFA, Wesley Lim, CFA, Steve Lyons, CFA, Michael M. Meyer, CFA, Edward W. O’Connor, CFA, R. James O’Neil, CFA, Mehul  Trivedi, CFA, and William Weber, CFA  are removed as portfolio managers of the master portfolio. James Tringas, CFA, Bryant VanCronkhite, CFA, CPA, and Shane Zweck, CFA  are added as portfolio managers to the master portfolio. Accordingly, the table in the section entitled “Fund Summary – Fund Management” is replaced with the following:

Manager	Sub-Adviser[1]	Portfolio Manager, Title/Managed Since[1]
Allspring Funds Management, LLC	Allspring Global Investments, LLC	James M. Tringas, CFA, Portfolio Manager / 2024 Bryant VanCronkhite, CFA, CPA, Portfolio Manager / 2024 Shane Zweck, CFA, Portfolio Manager / 2024

1.	The sub-adviser and portfolio managers listed above are the sub-adviser and portfolio managers of the master portfolio in which the Fund invests substantially all of its assets. The Fund itself does not have a sub-adviser or portfolio managers.
In the section entitled “Management of the Funds - The Sub-Advisers and Portfolio Managers”, all references to Cooke  & Bieler, L.P. are removed and the table under Allspring Global Investments, LLC is amended to include the following:

James M. Tringas, CFA Large Cap Value Fund	Mr. Tringas joined Allspring Investments or one of its predecessor firms in 1994, where he currently serves as a Managing Director and Senior Portfolio Manager for the Special Global Equity team.
Bryant VanCronkhite, CFA, CPA Large Cap Value Fund	Mr. VanCronkhite joined Allspring Investments or one of its predecessor firms in 2003, where he currently serves as a Managing Director and Senior Portfolio Manager for the Special Global Equity team.
Shane Zweck, CFA Large Cap Value Fund	Mr. Zweck joined Allspring Investments or one of its predecessor firms in 2007, where he currently serves as a Portfolio Manager for the Special Global Equity team.

November 17, 2023	SUP1863 11-23